AMENDED AND RESTATED NOTE FUNDING AGREEMENT

Dated as of August 15, 2008

among

NEXCEN HOLDING CORPORATION,
as Issuer,

THE SUBSIDIARY BORROWERS PARTIES HERETO,
as Co-Issuers,

NEXCEN BRANDS, INC.,

BTMU CAPITAL CORPORATION,
as Noteholder,

and

BTMU CAPITAL CORPORATION,
as Agent

Relating to
NEXCEN HOLDING CORPORATION NOTES

CONTENTS

Page

SCHEDULE I	Notes
EXHIBIT A	Form of Joinder Supplement

This AMENDED AND RESTATED NOTE FUNDING AGREEMENT (this "**Agreement**"), is dated as of August 15, 2008, and is by and among NEXCEN HOLDING CORPORATION, a Delaware corporation, (the "**Issuer**"), the Subsidiary Borrowers hereto (collectively, the "**Co-Issuers**" and together with the Issuer, the "**Issuers**"), BTMU CAPITAL CORPORATION, a Delaware corporation, (the "**Noteholder**"), and BTMU CAPITAL CORPORATION, a Delaware corporation (the "**Agent**").

WITNESSETH:

WHEREAS, this Agreement amends and restates the Note Funding Agreement dated as of March 12, 2007, by and among the parties hereto (the "**Original Note Funding Agreement**").

WHEREAS, the Issuers and BTMU Capital Corporation, in its capacity as agent and secured party (the "**Agent**") thereunder, are parties to a security agreement, dated as of March 12, 2007 (the "**Original Security Agreement**"), pursuant to which the Issuers have issued and secured their promissory notes (the "**Existing Notes**") and the parties thereto have agreed to amend and restate the Original Security Agreement as of the date hereof (as so amended, and as further amended or otherwise modified, the "**Security Agreement**") and to replace the Existing Notes by the issuance of new notes, which will be segregated into two categories: Brand Notes and Franchise Notes, both Class A and Class B (collectively, the "**Notes**");

WHEREAS, Subsidiary Borrowers have, from time to time before the Restatement Date, subject to and in accordance with the terms of the Original Security Agreement and the Original Note Funding Agreement, requested Borrowings, to finance a portion of the purchase price paid or to be paid by the Issuers in connection with the acquisition of Assets with each such Borrowing formerly evidenced by the Existing Notes and now evidenced by the Notes;

WHEREAS, the Issuer and each Co-Issuer is, for the benefit of the Agent and the Holders of the Notes, a joint and several obligor with the Issuer and each Co-Issuer, as applicable, under the Notes; and

WHEREAS, the obligations of the Issuer and the Co-Issuers under the Notes shall be secured as provided in the Security Agreement and the other Transaction Documents.

NOW THEREFORE, in consideration of the mutual covenants herein contained, and other good and valuable consideration, the receipt and adequacy of which are hereby expressly acknowledged, the parties hereto agree as follows:

SECTION I. DEFINITIONS

Section 1.1 Definitions. Capitalized terms used but not defined herein shall have the meanings set forth in the "Standard Definitions" attached to the Security Agreement as Appendix A.

Section 1.2 Other Definitional Provisions. (a) Unless otherwise specified therein, all terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto.

(b) The words "hereof", "herein", and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; and Section, subsection and Exhibit references are to this Agreement, unless otherwise specified. The words "including" and "include" shall be deemed to be followed by the words "without limitation".

(c) References to Persons herein shall be deemed to include their permitted successors and assigns. Additionally, and for the avoidance of doubt, all references to "NexCen Brands" and covenants, agreements and Events of Default by NexCen Brands in the Note Funding Agreement and the other Transaction Documents shall be deemed to refer to and shall bind any entity, including any other Affiliate thereof, into which NexCen Brands shall merge, or consolidate, or to which NexCen Brands shall contribute, sell, or otherwise transfer any material portion of its assets or liabilities.

SECTION II. TERMS OF BORROWINGS

Section 2.1 Borrowings. (a) All Borrowings under the Original Note Funding Agreement were originally evidenced by the Existing Notes issued by the Issuer and the Co-Issuers pursuant to the Original Security Agreement and the Security Agreement Supplements to the Original Security Agreement. The parties hereto hereby agree that the Existing Notes will be replaced by the issuance of replacement Notes, which will be segregated into two categories: Brand Notes and Franchise Notes, both Class A and Class B, issued on the Restatement Date. The Issuer and each Co-Issuer shall not be permitted to make any further requests for Borrowings hereunder. Schedule I hereto sets forth each of the Notes Outstanding as of the Restatement Date.

(b) Payments on the Notes shall be made to the Noteholders as provided in the Security Agreement.

(c) The Agent shall keep records of each Borrowing, each Interest Period applicable thereto, the interest rate(s) applicable to the Notes and each payment of principal and interest thereon. However, failure to keep such records shall not affect the Issuers' obligations hereunder.

(d) By the execution of this Agreement, ShBx IP Holdings, LLC ("**SB Holdings**") shall have become a party to this Agreement and the other Transaction Document, and the Agent shall have consented to the addition of SB Holdings, as an Co-Issuer.

(e) Any Subsidiary Borrower which is an Eligible Borrower may from time to time become a party to this Agreement as a Co-Issuer with the prior consent of the Agent in its sole discretion and by entering into an agreement substantially in the form attached hereto as Exhibit A hereto (a "**Joinder Supplement**") with the Agent and the Noteholders. Upon its receipt of a duly executed Joinder Supplement, such Subsidiary Borrower shall be a Co-Issuer party to this Agreement and the other Transaction Documents.

Section 2.2 Fees, Expenses, Payments, Etc. (a) NexCen Brands, the Issuer and each Co-Issuer agree, jointly and severally, to pay all fees and reasonable out-of-pocket disbursements incurred by the Agent or any Noteholder, including with respect to the Agent's

Professionals and Consultants, in any way arising from or in connection with this Agreement or any of Transaction Documents, including the reasonable fees of legal counsel for the Agent for the preparation, examination and approval of documents in connection with the drafting of this Agreement and the other Transaction Documents and any amendment or modification hereto or thereto or waiver or consent hereunder or thereunder or relating to the enforcement of this Agreement or any of the Transaction Documents.

(b) The Issuer, NexCen Brands and each Co-Issuer further agree, jointly and severally to pay on demand any and all documentary, stamp, transfer and other taxes and governmental fees payable in connection with the execution, delivery, filing and recording of any of the Transaction Documents or the other documents and agreements to be delivered hereunder and thereunder or otherwise in connection with the issuance of the related Note, and agree to save each Noteholder and each Indemnified Party harmless from and against any liabilities with respect to or resulting from any delay in paying or any omission to pay such taxes and fees.

(c) All payments to be made hereunder or under the Security Agreement, whether on account of principal, interest, fees or otherwise, shall be made prior to 1:00 p.m. New York City time on the due date thereof to the accounts or Persons specified in the Security Agreement. Notwithstanding anything herein to the contrary, if any payment due hereunder becomes due and payable on a day other than a Business Day, the payment date thereof shall be extended to the next succeeding Business Day and in the case of principal, interest shall accrue thereon at the applicable rate during such extension.

SECTION III. CONDITIONS PRECEDENT

Section 3.1 Conditions to Restatement. The following shall be conditions precedent to the Restatement Date:

(a) This Agreement and the other Transaction Documents shall have become effective in accordance with their respective terms.

(b) All of the terms, covenants, agreements and conditions of this Agreement and the other Transaction Documents to be complied with and performed by the Issuer by the Restatement Date shall have been complied with or otherwise waived by the Agent.

(c) Each of the representations and warranties of the Issuer made in this Agreement and in the other Transaction Documents shall be true and correct as of the time of the Restatement Date as though made as of such time (except to the extent that they expressly relate to an earlier or later time).

(d) No Default or Event of Default shall have occurred and remain unwaived.

(e) The Agent shall have received:

(i) Certified copies of the resolutions of the Board of Directors of Issuer approving this Agreement and the other Transaction Documents to which it is a party

and any other documents contemplated thereby and certified copies of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Agreement and the other Transaction Documents to which it is a party and any other documents contemplated thereby;

(ii) An Officer's Certificate of the Issuer, certifying the names and true signatures of the officers authorized to sign this Agreement and the other Transaction Documents and any other documents to be delivered by it hereunder or thereunder;

(iii) A copy of the limited liability agreement of the Issuer, certified by an officer thereof;

(iv) A certificate as to the good standing of the Issuer from the Secretary of State of the State of Delaware, dated as of a recent date;

(v) A favorable opinion of counsel to Issuer, dated the initial Restatement Date, in form and substance satisfactory to the Agent;

(vi) Executed copies of each of the Transaction Documents;

(vii) Evidence that the Held Collections Account and the SB Holdings Co-Issuer Collection Account have been established and are subject to a control agreement satisfactory to the Agent and evidence that such control agreement, and that all of the control agreements or lockbox agreements where Bank of America, N.A. or one of its Affiliates is the account bank, shall not expire on or prior to November 30, 2008; and

(viii) Such other documents, instruments, certificates and opinions as the Agent may reasonably request.

(f) No action, suit, proceeding or investigation by or before any Governmental Authority shall have been instituted to restrain or prohibit the consummation of, or to invalidate, the transactions contemplated by this Agreement or the Transaction Documents.

SECTION IV. REPRESENTATIONS AND WARRANTIES.

Section 4.1 Representations and Warranties of the Issuers. NexCen Brands, the Issuer and each Co-Issuer hereby represent and warrant as of the Restatement Date, each Payment Date and upon execution of each Joinder Supplement that:

(a) It is a limited liability company or other entity validly existing and in good standing under the laws of the State of its formation or organization, as the case may be, with full power and authority under such laws to own its properties and conduct its business as such properties are currently owned and such business is currently conducted and to execute, deliver and perform its obligations under this Agreement and the other Transaction Documents to which it is a party.

(b) It has the power, authority and right to make, execute, deliver and perform this Agreement and the other Transaction Documents to which it is a party and all the

transactions contemplated hereby and thereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party. When executed and delivered, each of this Agreement and the other Transaction Documents to which it is a party will constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms, subject, as to such enforceability, to applicable bankruptcy, reorganization, insolvency, moratorium and other laws relating to or affecting creditors' rights generally from time to time in effect. The enforceability of its obligations under such agreements may also be limited by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

(c) No statute, rule, regulation or order shall have been enacted, entered or deemed applicable by any government or governmental or administrative agency or court that would make the transactions contemplated by any of the Transaction Documents illegal or otherwise prevent the consummation thereof.

(d) No consent, license, approval or authorization of, or registration with, any Governmental Authority is required to be obtained in connection with the execution, delivery or performance of each of this Agreement and the other Transaction Documents to which it is a party that has not been duly obtained and that is not and will not be in full force and effect on the Closing Date, except such that may be required by applicable securities laws or UCC-1 financing statements as have been prepared for filing.

(e) The execution, delivery and performance of each of this Agreement and the other Transaction Documents to which it is a party do not violate any provision of its Organizational Documents, any existing law or regulation applicable to it, any order or decree of any court to which it is subject, or require any notices or consents to be given or received by any Governmental Authority or other Person (except those that have already been given or received) or violate, breach or constitute a default under, or any security agreement, contract or other agreement to which it is a party or by which it or any of its properties is bound.

(f) Except as disclosed in any Schedule to the Security Agreement or any Security Agreement Supplement delivered on the Restatement Date, there is no litigation, investigation or administrative proceeding before any court, tribunal or governmental body pending or, to its knowledge, threatened against it, with respect to this Agreement, the other Transaction Documents to which it is a party, the transactions contemplated hereby or thereby, the issuance of the Notes or which could reasonably have a material adverse effect on the ability of the Issuers to perform their respective obligations under the Transaction Documents.

(g) All reports, statements, exhibits or other written information furnished by it to the Noteholders or the Agent pursuant to this Agreement or the other Transaction Documents here, and shall be, complete, true and correct in all material respects as of the date delivered.

(h) The Notes shall have been duly and validly authorized, and, when executed in accordance with the terms of the Security Agreement and delivered to and paid for in accordance with this Agreement, will be duly and validly issued and outstanding, and will be

entitled to the benefits of the Security Agreement, this Agreement and the other Transaction Documents.

(i) Each of the Transaction Documents to which it is a party is in full force and effect and no Default or Event of Default or other event or circumstance has occurred thereunder (except to the extent expressly waived by the Waiver and Release Agreement) or in connection therewith that could reasonably be expected to result in the termination of any such agreement or any other interruption of the ongoing performance by the Issuers, NexCen Brands or any Manager of their respective obligations thereunder.

(j) Any taxes, fees and other charges of Governmental Authorities applicable to it, except for franchise fees or income taxes, including those in connection with the execution, delivery and performance by it of this Agreement and the other Transaction Documents to which it is a party or otherwise applicable to it in connection with the transactions contemplated hereby or thereby have been paid when due.

(k) With respect to each Co-Issuer, it is an Eligible Borrower.

(l) NexCen Brands, the Issuer and each Co-Issuer repeat and reaffirm to the Noteholders and the Agent the representations and warranties set forth in the Security Agreement, and represent that such representations and warranties are true and correct in all material respects.

(m) All conditions precedent to all prior Borrowings have been satisfied or waived by the Agent.

SECTION V. COVENANTS

Section 5.1 Covenants. The Issuer, each Co-Issuer and NexCen Brands, each solely as to itself, covenants and agrees with the Agent and the Noteholders, through the Facility Termination Date and thereafter until the conditions in Section 6.9 have been met, unless the Agent shall otherwise consent in writing, that:

(a) it shall perform in all material respects each of the respective agreements applicable to it hereunder and comply in all material respects with each of the respective terms and provisions applicable to it under the Transaction Documents to which it is party;

(b) it shall furnish to the Agent (i) a copy of each opinion, certificate, report, statement, notice or other communication relating to the Notes which is furnished by or on behalf of it or received by it from any other Person; and (ii) such other information, documents records or reports respecting the Collateral, NexCen Brands, the Issuer, any Co-Issuer or any Manager, as the Agent may from time to time reasonably request;

(c) it shall furnish to the Agent, promptly, and in any event, within one (1) Business Day, after the occurrence of any Default, an Event of Default or a Manager Termination Agreement, a certificate of an appropriate officer of NexCen Brands, the Issuer or such affected Co-Issuer, as the case may be, setting forth the circumstances of such event and

any action taken or proposed to be taken by NexCen Brands, the Issuer or such affected Co-Issuer with respect thereto;

(d) it shall timely make all payments, deposits or transfers of Collections and give all instructions to transfer required by this Agreement and the Security Agreement;

(e) to the extent it has not previously done so, the Issuers shall instruct all Obligors under the Collateral to cause all Collections to be deposited directly to the appropriate Co-Issuer Lockbox Account or the appropriate Co-Issuer Collection Account. Each of the Co-Issuers shall hold in trust, and deposit, immediately, but in any event not later than two Business Days of its receipt thereof, to its related Co-Issuer Collection Account all Collections received from time to time by it from the Obligors under the Collateral;

(f) none of the Issuer or any Co-Issuer shall (i) make any Disposition of the Collateral or (ii) create or suffer to exist any Lien (other than Permitted Encumbrances) upon (or the filing of any financing statement) or with respect to, the Collateral, or upon or with respect to any account to which any Collections of the Assets are sent, or assign any right to receive income in respect thereof, except, in each case, to the extent expressly provided in Article XI or XII of the Security Agreement;

(g) the Issuers will not make any change in their respective instructions to Obligors under the Collateral regarding payments to be made to the applicable Co-Issuer Collection Account or Co-Issuer Lockbox Account, unless such instructions are to deposit such payments to another account approved in advance and in writing by the Agent or to the extent otherwise provided in Section 13.1 of the Security Agreement;

(h) none of the Issuer or any Co-Issuer will change its name, identity or structure or its chief executive office, unless at least 30 days prior to the effective date of any such change such person delivers to the Agent UCC financing statements to continue the perfection of the Agent's interest in the Collateral and written authority to file the same;

(i) NexCen Brands, the Issuer and each Co-Issuer shall properly disclose and account for the transactions contemplated by the Transaction Documents as on balance sheet transactions, and as otherwise required, under and in accordance with GAAP and other Applicable Law;

(j) NexCen Brands' consolidated financial statements (which will include the Issuers) shall contain footnotes that describe NexCen Brands' purchase, sale and other financial activities (including the transactions contemplated by the Transaction Documents) and will inform readers that the Collateral is owned by and isolated in each Issuer's estate and not the property of NexCen Brands and all other external communication by NexCen Brands any of its Affiliates will be consistent with the foregoing and the other covenants herein;

(k) the Issuer shall, and each Co-Issuer shall, and shall cause the Manager on such Co-Issuer's behalf to, and NexCen Brands shall, and shall cause the Issuer, each Co-Issuer and each Manager to, unless the Agent shall otherwise consent in writing:

(i) conduct its business solely in its own name through its duly authorized officers or agents so as not to mislead others as to the identity of the entity with which such persons are concerned, and shall avoid the appearance that it is conducting business on behalf of any Affiliate thereof or that its assets are available to pay the creditors of any other Person (other than as expressly provided herein);

(ii) maintain corporate records and books of account separate from those of any other Person;

(iii) establish and maintain an office through which its business shall be conducted separate and apart from those of its Affiliates or, if it shares office space with any Affiliate, it shall allocate fairly and reasonably any overhead and expense for such shared office space;

(iv) conduct its business using letterhead separate from those of its Affiliates;

(v) obtain proper authorization for all action requiring such authorization;

(vi) pay its own operating expenses and liabilities from its own funds;

(vii) continuously maintain its resolutions, agreements and other instruments underlying the transactions described in this Agreement and the other Transaction Documents as part of its official records;

(viii) maintain an arm's-length relationship with its Affiliates, except, with the respect to the Issuer, in connection with any agreements with NexCen Brands pursuant to which NexCen Brands contributes assets to the capital account of the Issuer, and shall not hold itself out as being liable for the debts of any other Person, except as permitted by this Agreement and the other Transaction Documents;

(ix) keep its assets and liabilities separate from those of all other entities other than as permitted herein, and as permitted by this Agreement and the other Transaction Documents;

(x) not maintain bank accounts or other depository accounts to which any Affiliate is an account party or from which any Affiliate has the power to make withdrawals, except as permitted by this Agreement and the other Transaction Documents;

(xi) in the case of the Issuer, each Co-Issuer and each Manager, not amend, supplement or otherwise modify its organizational documents, except in accordance therewith and with the prior written consent of the Agent;

(xii) in the case of the Issuer, each Co-Issuer and each Manager, not create, incur, assume or suffer to exist any Indebtedness, (x) except for Indebtedness, Obligor Rebate Amounts and Franchise Fee Refunds as may be expressly permitted under or as created

by the Security Agreement, (y) any indebtedness, material liabilities or material obligations of any nature (other than any deferred income in accordance with GAAP), whether liquidated, unliquidated, accrued, absolute, contingent or otherwise, except for (i) those arising under the Transaction Documents, (ii) those that are set forth in Schedule VII to the Security Agreement with respect to the Issuer and the applicable schedule to the Security Agreement Supplement with respect to each Co-Issuer and the related Support Fund, if any, on the Restatement Date, (iii) state and local tax liabilities incurred in the ordinary course of business, (iv) obligations under Material Contracts entered into in accordance the Security Agreement, (v) insurance policies entered into in accordance with its customary practices and policies,(vi) such other indebtedness, liabilities or obligations as has been approved by the Agent and (vii) such Obligor Rebate Amounts and Franchise Fee Refunds as have been incurred in the ordinary course of business and in accordance with the normal policies and procedures of such Co-Issuer under a License permitted by Section 12.4(a)(xiv)(i) of the Security Agreement and have been disclosed to the Agent. In the case of the Issuer, each Co-Issuer and each Manager, it shall not be party to any agreement, mortgage, deed of trust or other instrument other than this Agreement and the other Transaction Documents other than, in the case of a Co-Issuer, Licenses and Preferred Vendor Agreements (so long as such Preferred Vendor Agreements impose no obligations whatsoever on the Issuer) in the ordinary course of business and as otherwise permitted under the Transaction Documents, and, in the case of the Issuer, other than any contribution agreements pursuant to which assets are contributed by NexCen Brands to the capital account of the Issuer, so long as such agreement does not contain any material obligations of the Issuer (and other than pursuant to the Asset Purchase Agreement to the extent covered fully by the Indemnity Agreement);

(xiii) in the case of the Issuer, each Co-Issuer and each Manager, not enter into, or be a party to any transaction with any of its Affiliates, except as set forth in this Agreement and the other Transaction Documents (and including under the Transaction Documents);

(xiv) in the case of the Issuer and each Co-Issuer, have at all times an Independent Director; provided that the same individual may act as Independent Director for any other Co-Issuer;

(xv) observe all procedures required by its organizational documents and preserve and maintain its existence, rights, franchises and privileges in the jurisdiction of its formation and qualify and remain qualified in good standing in each jurisdiction where the failure to preserve and maintain such existence, rights, franchises, privileges and qualifications would reasonably be expected to result in a Material Adverse Change;

(xvi) in the case of the Issuer, each Co-Issuer and each Manager, not make or suffer to exist any loans or advances to, or extend any credit to, or make any investments (by way of transfer of property, contributions to capital, purchase of stock or securities or evidences of indebtedness (other than the Assets), acquisition of the business or assets (other than in connection with or as required by the Transaction Documents), or otherwise) in, any Affiliate or any other Person, all except as otherwise permitted in or as required by this Agreement or the other Transaction Documents including, for the avoidance of

doubt, any investments made in any subsidiary of the Issuer that is a Co-Issuer, permitted deposits in bank accounts and permitted investments in Eligible Investments; and

(l) Each of the parties hereto (other than the Agent or any Noteholder) covenants and agrees that it will not, and will not allow any Manager to, institute against, or join any other Person in instituting against NexCen Brands, the Issuer, any Co-Issuer, any ShoeBox Entity or any Manager, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy or similar law. This covenant will survive any termination of this Agreement.

(m) any written information, reports and other papers and data furnished to the Agent, with respect to NexCen Brands, the Issuer, any Co-Issuer or any Manager shall be, at the time the same is so furnished, true and correct in all material respects.

SECTION VI. MISCELLANEOUS

Section 6.1 Amendments and Waivers. This Agreement may not be amended, supplemented or modified nor may any provision hereof be waived except in accordance with the provisions of this Section 6.1. With the prior written consent of the Agent, NexCen Brands, the Co-Issuers and the Issuer may, from time to time, enter into written amendments, supplements, waivers or modifications hereto for the purpose of adding any provisions to this Agreement or changing in any manner the rights of any party hereto or waiving, on such terms and conditions as may be specified in such instrument, any of the requirements of this Agreement. Any waiver of any provision of this Agreement shall be limited to the provisions specifically set forth therein for the period of time set forth therein and shall not be construed to be a waiver of any other provision of this Agreement.

Section 6.2 Notices. (a) All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by facsimile), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or, in the case of mail or facsimile notice, when received, addressed as follows or to such other address as may be hereafter notified by the respective parties hereto:

The Issuer:	NEXCEN HOLDING CORPORATION 1330 Avenue of the Americas New York, New York 10019 Fax: 212-247-7132
The Noteholder:	BTMU CAPITAL CORPORATION BTMU Capital Corporation 111 Huntington Avenue, Suite 400 Boston, MA 02199-9000 Fax: 617-345-1444 (with a copy to the Agent)
A Co-Issuer:	To the address set forth in each Joinder Supplement (with a copy to the Agent)

The Agent:	BTMU Capital Corporation, as Agent 111 Huntington Avenue, Suite 400 Boston, MA 02199-9000 Fax: 617-345-1444 (with a copy to the Agent
NexCen Brands:	NexCen Brands, Inc. 1330 Avenue of the Americas New York, New York 10019 Fax: 212-247-7132

(b) Unless otherwise directed by the Agent, all payments to it required pursuant to this Agreement shall be made by federal wire (ABA No.: 026 009 593); to account number: 521 11235; bank name: Bank of America, N.A.; account name: BTMU Capital Corporation; with fax notice (including federal wire number) to Cheryl Behan, Senior Vice President of Portfolio Services, fax: 617-345-1444 and phone: 617-345-5762.

Section 6.3 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Agent, any right, remedy, power or privilege under this Agreement or any of the Transaction Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege under this Agreement or any of the Transaction Documents preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges provided in this Agreement and the other Transaction Documents are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

Section 6.4 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Issuer, each Co-Issuer, the Agent, the Noteholder, any counterparty to a Hedge Agreement and each other Indemnified Party, and their respective successors and assigns, except that none of the NexCen Brands, the Issuer or any Co-Issuer may assign or transfer any of their respective rights or obligations under this Agreement without the prior written consent of the Agent.

Section 6.5 Counterparts. This Agreement may be executed in any number of counterparts, but all such counterparts shall together constitute but one and the same instrument.

Section 6.6 Severability. Any provisions of this Agreement which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provisions in any other jurisdiction.

Section 6.7 Integration. This Agreement represents the agreement of the Issuer, each Co-Issuer, the Noteholder and the Agent with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by such parties relative to subject matter hereof not expressly set forth or referred to herein or therein.

Section 6.8 Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK.

Section 6.9 Termination. This Agreement shall remain in full force and effect until the payment in full of the principal of and interest on the Notes and of all other Secured Obligations (other than contingent indemnity obligations for which no demand for payment has been made).

Section 6.10 No Proceedings. (a) Each of NexCen Brands, the Issuer and each Co-Issuer agree that it shall not institute or join any other Person in instituting against the Noteholder, if such Noteholder is a Commercial Paper Conduit or other special purpose entity, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or similar proceeding under any federal or state bankruptcy law, for one year and a day after all of the commercial paper notes or other senior indebtedness of such Noteholder has been paid in full.

(b) Notwithstanding any provisions contained in this Agreement to the contrary, no Noteholder, if such Noteholder is a Commercial Paper Conduit or other special purpose entity, shall be obligated to pay any amount pursuant to this Agreement unless (i) the Noteholder has received funds which may be used to make such payment and which funds are not required to repay its commercial paper when due and (ii) after giving effect to such payment, either (A) such a Noteholder could issue commercial paper to refinance all of its outstanding commercial paper (assuming such outstanding commercial paper matured at such time) in accordance with the program documents governing the Noteholder's securitization program or (B) all of its commercial paper is paid in full. Any amount the Noteholder does not pay pursuant to the operation of the preceding sentence shall not constitute a claim (as defined in § 101 of the Bankruptcy Code) against or corporate obligation of the Noteholder for any such insufficiency unless and until the Noteholder satisfies the provisions of clauses (i) and (ii) above.

Section 6.11 Survival of Representations and Warranties. All representations and warranties made hereunder and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement, the purchase of the Notes hereunder and the termination of this Agreement.

Section 6.12 Submission to Jurisdiction; Waivers. EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY:

(1) SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT TO WHICH IT IS A PARTY, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE NON-EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN MANHATTAN AND THE

UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS FROM ANY THEREOF;

(2) CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS AND WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME;

(3) AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO SUCH PARTY AT ITS ADDRESS SET FORTH IN SECTION 6.2 OR AT SUCH OTHER ADDRESS OF WHICH THE AGENT SHALL HAVE BEEN NOTIFIED PURSUANT THERETO; AND

(4) AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION.

Section 6.13 WAIVERS OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING DIRECTLY OR INDIRECTLY TO THIS AGREEMENT OR ANY OTHER DOCUMENT OR INSTRUMENT RELATED HERETO AND FOR ANY COUNTERCLAIM THEREIN.

Section 6.14 Hedging Requirements. Upon execution of any hedge agreement, the Issuer and each Co-Issuer shall pledge all of their respective rights, titles and interests under such hedge agreement to the Agent for the benefit of the Noteholder pursuant to this Agreement and the Security Agreement. Each hedge agreement shall be in form and substance satisfactory to the Agent.

Section 6.15 Confidentiality.

(a) Each party hereto acknowledges that they regard the structure of the transactions contemplated by the Transaction Documents to be proprietary, and each such party severally agrees that:

(i) it will not disclose without the prior consent of any other party hereto (other than to the directors, officers, employees, auditors, counsel or affiliates (collectively, "representatives") of each other party, each of whom shall be informed by the related party of the confidential nature of the Program Information (as defined below) and of the terms of this Section 6.15), (1) any information regarding the pricing in, or copies of, this

Agreement, any other Transaction Document or any transaction contemplated hereby or thereby, (2) any information regarding the organization, business or operations of any party hereto generally or the services performed by any party hereto, or (3) any information which is furnished by any party hereto to any other party hereto and which is designated to such other party in writing or otherwise as confidential or not otherwise available to the general public (the information referred to in clauses (1), (2) and (3) is collectively referred to as the "Program Information"), provided that such party may disclose any such Program Information (v) to any other party to this Agreement (and any independent attorneys, consultants and auditors of any such party so long as they are informed that such information is confidential and are under an obligation or duty to keep such information confidential) for the purposes contemplated hereby, (w) as may be required by any Governmental Authority having or claiming to have jurisdiction over such party, (x) in order to comply with any Law applicable to such party, (y) subject to subsection (c), in the event such party is legally compelled (by interrogatories, requests for information or copies, subpoena, civil investigative demand or similar process) to disclose any such Program Information or (z) to any permitted assignee of such party's rights and obligations hereunder to the extent they agree to be bound by this Section;

(ii) it, and any Person to which it discloses such information, will use the Program Information solely for the purposes of evaluating, administering, performing and enforcing the transactions contemplated by the Transaction Documents and making any necessary business judgments with respect thereto; and

(iii) it, and any Person to which it discloses such information, will, upon demand, return (and cause each of its representatives to return) to any other party or destroy, all documents or other written material received from such other party, pursuant to clauses (2) or (3) of subsection (i) above and all copies thereof made by such party which contain all Program Information.

(b) Availability of Confidential Information. This Section 6.15 shall be inoperative as to such portions of the Program Information which are or become generally available to the public or such party on a nonconfidential basis from a source other than the Issuer, any Co-Issuer, the Agent, any Indemnified Party, any Noteholder, any counterparty to a Hedge Agreement approved by the Agent, any Manager, NexCen Brands or were known to such party on a nonconfidential basis prior to its disclosure by any other party hereto.

(c) Legal Compulsion to Disclose. In the event that any party hereto or anyone to whom such party or its representatives transmits the Program Information is requested or becomes legally compelled (by interrogatories, requests for information or documents, subpoena, civil investigative demand or similar process) to disclose any of the Program Information, such party shall:

(i) to the extent permitted by law, provide each other affected party hereto with prompt written notice so that such other party may seek a protective order or other appropriate remedy and/or if it so chooses, agree that such party may disclose such Program Information pursuant to such request or legal compulsion; and

(ii) unless each other party hereto waives compliance by such party with the provisions of this Section 6.15, make a timely objection to the request or compulsion to provide such Program Information on the basis that such Program Information is confidential and subject to the agreements contained in this Section 6.15 as long as the making of any such objection is not prohibited by Law.

In the event that such protective order or other remedy is not obtained, or each other party hereto waives compliance with the provisions of this Section 6.15, such party will furnish only that portion of the Program Information which (in such party's good faith judgment) is legally required to be furnished and will exercise all reasonable efforts to obtain reliable assurance that confidential treatment will be accorded the Program Information.

Section 6.16 Effect on Original Note Funding Agreement; Acknowledgement. This Agreement amends and restates the Original Note Funding Agreement as of the Restatement Date. This Agreement shall not effect a novation of the obligations of the parties to the Original Note Funding Agreement, but instead merely restates and, where applicable, amends the terms governing such obligations. The parties hereto acknowledge and consent to the amendment and restatement of the Original Note Funding Agreement.

[Signatures Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Note Funding Agreement to be duly executed by their respective officers as of the day and year first above written.

NEXCEN HOLDING CORPORATION,
as Issuer

By:____________________
Name: KENNETH HALL
Title: PRESIDENT

BTMU CAPITAL CORPORATION, as Noteholder

By:____________________
Name:
Title:

BTMU CAPITAL CORPORATION,
as Agent

By:____________________
Name:
Title:

NEXCEN BRANDS, INC.

By:____________________
Name: KENNETH HALL
Title: TREASURER

ATHLETE'S FOOT BRANDS, LLC

By:____________________
Name: KENNETH HALL
Title: TREASURER

IN WITNESS WHEREOF, the parties hereto have caused this Note Funding Agreement to be duly executed by their respective officers as of the day and year first above written.

NEXCEN HOLDING CORPORATION,
as Issuer

By:________________________
Name:
Title:

BTMU CAPITAL CORPORATION, as Noteholder

By: [signature]
Name: Cheryl A. Behan
Title: Senior Vice President

BTMU CAPITAL CORPORATION,
as Agent

By: [signature]
Name: Cheryl A. Behan
Title: Senior Vice President

NEXCEN BRANDS, INC.

By:________________________
Name:
Title:

ATHLETE'S FOOT BRANDS, LLC

By:________________________
Name:
Title:

BILL BLASS JEANS, LLC

By: Nexcen Holding Corporation
Its: Managing Member

By: ______________________
Name: KENNETH HALL
Title: PRESIDENT

BILL BLASS INTERNATIONAL, LLC

By: ______________________
Name: KENNETH HALL
Title: TREASURER

WV IP HOLDINGS, LLC

By: ______________________
Name: KENNETH HALL
Title: TREASURER

PT FRANCHISE BRANDS, LLC

By: ______________________
Name: KENNETH HALL
Title: TREASURER

PT FRANCHISING, LLC

By: ______________________
Name: KENNETH HALL
Title: TREASURER

PM FRANCHISE BRANDS, LLC

By: ______________________
Name: KENNETH HALL
Title: TREASURER

PM FRANCHISING, LLC

By:____________________
Name: KENNETH HALL
Title: TREASURER

MARBLE SLAB FRANCHISE BRANDS, LLC

By:____________________
Name: KENNETH HALL
Title: TREASURER

MARBLE SLAB FRANCHISING, LLC

By:____________________
Name: KENNETH HALL
Title: TREASURER

MAGGIEMOO'S FRANCHISE BRANDS, LLC

By:____________________
Name: KENNETH HALL
Title: TREASURER

MAGGIEMOO'S FRANCHISING, LLC

By:____________________
Name: KENNETH HALL
Title: TREASURER

GAC FRANCHISE BRANDS, LLC

By:________________________
Name: KENNETH HALL
Title: TREASURER

GAC FRANCHISING, LLC

By:________________________
Name: KENNETH HALL
Title: TREASURER

GAC MANUFACTURING, LLC

By:________________________
Name: KENNETH HALL
Title: TREASURER

GAC SUPPLY, LLC

By:________________________
Name: KENNETH HALL
Title: TREASURER

SHBX IP HOLDINGS, LLC

By:________________________
Name: KENNETH HALL
Title: TREASURER

Acknowledged and Agreed:

NEXCEN FRANCHISE MANAGEMENT, INC.

By:____________________
Name: KENNETH HALL
Title: TREASURER

NEXCEN BRAND MANAGEMENT, INC.

By:____________________
Name: KENNETH HALL
Title: PRESIDENT

NB SUPPLY MANAGEMENT CORP.

By:____________________
Name: KENNETH HALL
Title: TREASURER

SCHEDULE I

NOTES

Related Issuer(s)[1]	Note(s)	Note Principal Balance
Athlete's Foot Brands, LLC	Class A Franchise Notes	$20,000,000.00
MaggieMoo's Franchise Brands, LLC and MaggieMoo's Franchising, LLC	Class A Franchise Notes	$7,000,000.00
Marble Slab Franchise Brands, LLC and Marble Slab Franchising, LLC	Class A Franchise Notes	$11,300,000.00
PT Franchise Brands, LLC and PT Franchising, LLC	Class A Franchise Notes	$9,300,000.00
PM Franchise Brands, LLC and PM Franchising, LLC	Class A Franchise Notes	$6,200,000.00
GAC Franchise Brands, LLC and GAC Franchising, LLC	Class A Franchise Notes	$18,000,000.00
GAC Supply, LLC and GAC Manufacturing	Class A Franchise Notes	$14,500,000.00
Franchise Subsidiary Borrowers	Class B Franchise Notes	$41,724,085.69
Bill Blass International, LLC and Bill Blass Jeans, LLC	Brands Notes[2]	$26,312,612.31
WV IP Holdings, LLC	Brands Notes	$21,323,416.01

[1] The Issuer and each Co-Issuer is a joint and several issuer of each of the Notes.

[2] Each Brands Note may be converted to a Deficiency Note pursuant to and in accordance with Section 3.11 of the Security Agreement.

EXHIBIT A

FORM OF JOINDER SUPPLEMENT

JOINDER SUPPLEMENT, dated as of [•], by and between [SUBSIDIARY BORROWERS], a [•] (the "Additional Borrowers"), BTMU CAPITAL CORPORATION, a Delaware corporation (the "Agent") and BTMU CAPITAL CORPORATION, a Delaware corporation (the "Noteholder").

WITNESSETH

WHEREAS, this Supplement is being executed and delivered in accordance with subsection 2.4 of the Amended and Restated Note Funding Agreement, dated as of August 15, 2008, among NEXCEN HOLDING CORPORATION, as Issuer, the Subsidiary Borrowers from time to time parties thereto, collectively, as Co-Issuers, the Agent, and the Noteholder (as from time to time amended, supplemented or otherwise modified in accordance with the terms thereof, the "Note Funding Agreement"; unless otherwise defined herein, terms defined in the Note Funding Agreement are used herein as therein defined); and

WHEREAS, each Additional Borrower wishes to become a Co-Issuer party to the Note Funding Agreement;

NOW, THEREFORE, the parties hereto hereby agree as follows:

Upon receipt by the Issuer and the Co-Issuers of counterparts of this Supplement, which has been executed by the Additional Borrowers and the Agent, the Additional Borrowers shall be Co-Issuer parties to the Note Funding Agreement for all purposes thereof.

Concurrently with the execution and delivery hereof, the Additional Borrowers will deliver to the Issuer, the Co-Issuers and the Agent an executed Security Agreement Supplement in the form of Exhibit H to the Security Agreement.

Each of the parties to this Supplement agrees and acknowledges that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Supplement.

By executing and delivering this Supplement, the Additional Borrowers confirm to and agree with the Issuer, the Co-Issuers and the Agent as follows: (i) the Additional Borrowers make the representations and warranties set forth in Section 4.1 of the Note Funding Agreement and (ii) hereby agree to be bound by, and to comply with, all of the terms and provisions of the Note Funding Agreement applicable to a Co-Issuer.

THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the parties hereto have caused this Supplement to be executed by their respective duly authorized officers as of the date set forth above.

[SUBSIDIARY BORROWER],
as Additional Borrower

By: ______________________
Name:
Title:

[SUBSIDIARY BORROWER],
as Additional Borrower

By: ______________________
Name:
Title:

BTMU CAPITAL CORPORATION,
as Agent

By: ______________________
Name:
Title:

BTMU CAPITAL CORPORATION,
as Noteholder

By: ______________________
Name:
Title: